Exhibit 10.9

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


                  This Agreement this 1st day of September 20, 2004 by and among SONOMA COLLEGE ACQUISITION, Inc., a New York corporation, wholly owned subsidiary of Parent and majority shareholders of the Company ("Buyer"); SONOMA COLLEGE, INC., a California corporation ("PARENT"); and MW ASIA, INC. a Nevada corporation (the "COMPANY").

                                    RECITALS

                  A. The respective Boards of Directors of each of the Company, Buyer and Parent have approved and declared advisable the merger of the Company with and into Buyer (the "MERGER") and approved the Merger upon the terms and subject to the conditions set forth in this Agreement, whereby each issued and outstanding share of the common stock, $.001 par value, of the Company (a "COMPANY SHARE" or, collectively, the "COMPANY SHARES"), will be converted into one (1) share of common stock, $0.0001 par value, of Parent ("PARENT COMMON STOCK"), and certain other consideration as provided herein.

                  B. The respective Boards of Directors of the Company, Buyer and Parent have determined that the Merger is in furtherance of and consistent with their respective long-term business strategies and is fair to and in the best interests of their respective stockholders.

                  C. It is intended that, for federal income tax purposes, the Merger shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "CODE");

                  D. For financial accounting purposes, it is intended that the Merger will be accounted for as a "PURCHASE";

                  NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                      The Merger; Closing; Effect of Merger

                  SECTION 1.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the New York General Business Law, as amended (the "NYBCL") and the Nevada Private Corporations Law ("NPCL") at the Effective Time, the Company shall be merged with and into Buyer and the separate corporate existence of the Company shall thereupon cease. Buyer shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "SURVIVING CORPORATION"), and the separate corporate existence of Buyer with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the merger, except as set forth herein. The Merger shall have the effects specified in the NYBCL and NPCL.

                  SECTION 1.2 CLOSING. Subject to the terms and conditions of this Agreement, the closing of the Merger and the consummation of the other transactions contemplated hereby (the "Closing") shall take place at the offices of Cohen & Czarnik 641 Lexington Avenue, New York, New York 10022 on______, 2004 at 10:00 a.m. local time (or at such other date, time and place as the parties hereto may agree).

                  SECTION 1.3 EFFECTIVE TIME. On the date of Closing, the Company and Buyer will cause a Certificate of Merger (the "NEW YORK CERTIFICATE OF MERGER") to be executed, acknowledged and filed with the Secretary of State of New York. On the date of Closing, the Company and Buyer will cause a Certificate of Merger (the "NEVADA CERTIFICATE OF MERGER") to be executed, acknowledged and filed with the Secretary of State of Nevada. The Merger shall become effective at the time when the New York Certificate of Merger has been filed with the Secretary of State of New York and when the Nevada Certificate of Merger has been filed with the Secretary of State of Nevada, or, if otherwise agreed by the Company and Buyer, such later date or time as is established by the New York Certificate of Merger (the "EFFECTIVE TIME").

                  SECTION 1.4 CERTIFICATE OF INCORPORATION. The certificate of incorporation of Buyer as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation (the "CHARTER"), until duly amended as provided therein or by applicable law.

                  SECTION 1.5 BY-LAWS. The by-laws of Buyer in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation (the "BY-LAWS"), until thereafter amended as provided therein or by applicable law.

                  SECTION 1.6 DIRECTORS. The directors of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-Laws.

                  SECTION 1.7 OFFICERS. The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of Buyer until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-Laws.

                  SECTION 1.8 EFFECT ON CAPITAL STOCK. At the Effective Time, as a result of the Merger and without any action on the part of the holder of any capital stock of Buyer:

                           (i)MERGER  CONSIDERATION.  Each Company  Share issued
and outstanding immediately prior to the Effective Time shall be converted into, and become exchangeable for one (1) validly issued, fully paid and nonassessable shares of Parent Common Stock (the "PARENT MERGER SHARES" and the "MERGER PURCHASE PRICE");

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                           (ii) At the Effective  Time, all Company Shares shall
be  canceled  and the  Company  shall cease to exist,  and each  certificate  (a
"CERTIFICATE")   formerly  representing  any  Company  Shares  shall  thereafter represent only the right to receive the shares of Parent Common Stock into which such Company Shares have been converted.

                  SECTION 1.9 EXCHANGE OF CERTIFICATES FOR SHARES.

                           (a)  EXCHANGE.  At Closing,  Parent shall  deliver or
cause to be delivered to each respective owner of Company Shares and in each of their respective names certificates representing Parent Common Stock into which the Company Shares that such shareholders owns are to be converted as set forth on SCHEDULE 1 attached hereto.

                           (b)  FRACTIONAL  SHARES.  No  certificates  or  scrip
representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates pursuant to this Article I; no dividend or other distribution by Parent and no stock split, combination or reclassification shall relate to any such factional share; and no such fractional share shall entitle the record or beneficial owner thereof to vote or to any other rights of a stockholder of Parent. In lieu of any such factional share, each holder of Company Shares who would otherwise have been entitled thereto upon the surrender of Certificate(s) for exchange pursuant to this
Article I will be paid an additional share of Parent Common Stock.

                           (c)  ADJUSTMENTS OF CONVERSION  NUMBER.  In the event
that Parent changes the number of shares of Parent Common Stock, issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse split), dividend or distribution, recapitalization, merger (other than the Merger, Stock Purchase or the cancellation of options previously granted by the Company), subdivision, or other similar transaction with a dilutive effect, or if a record date with respect to any of the foregoing shall occur prior to the Effective Time, the conversion number shall be equitably adjusted.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents, warrants and covenants to Buyer and Parent as follows and acknowledges that Buyer and Parent are relying upon such representations and warranties in connection with the Contemplated Transactions (as hereinafter defined):

                  SECTION 2.1 CAPITALIZATION. The authorized capital stock of the Company consists of 90,000,000 shares of common stock of which 5,000,000 shares of common stock are issued and outstanding and 10,000,000 shares of preferred stock of which no preferred shares are issued and outstanding. The Company has no shares of common stock in its treasury. SCHEDULE 1 sets forth the name of each record and beneficial shareholder of the Company (each a "SHAREHOLDER" and collectively the "SHAREHOLDERS") and the number of Company Shares held by each such person. The Company does not and, at the Closing, the Company will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire

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securities of the Company or any  convertible or  exchangeable  securities  and, other than Buyer pursuant to this Agreement, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of the Company. There are, and at Closing there will be, no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any securities of the Company. All of the Company Shares are, and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind except as set forth on SCHEDULE 2.1.

                  SECTION 2.2 TITLE TO THE SHARES. To the best of Company's knowledge and information each Shareholder is the beneficial owner and holds good and valid title to its Company Shares free and clear of any Lien. To the best of Company's knowledge and information, upon consummation of the Contemplated Transactions and the satisfaction of the conditions to Closing set forth herein, Buyer will own all of the issued and outstanding shares of capital stock of the Company, free and clear of any Lien. At the Closing, each Shareholder will deliver the Company Shares to Buyer free and clear of any Lien, other than restrictions imposed by the Securities Act of 1933, as amended, and applicable securities Laws.

                  SECTION 2.3 AUTHORITY RELATIVE TO THIS AGREEMENT. Following approval of the Shareholders of the Company, the Company will have full power, capacity and authority to execute and deliver each Transaction Document to which it is or, at Closing, will be, a party and to consummate the transactions contemplated hereby and thereby (the "CONTEMPLATED TRANSACTIONS"). The execution, delivery and performance by the Company of each Transaction Document and the consummation of the Contemplated Transactions to which the Company is, or at Closing, will be, a party will have been duly and validly authorized by the Company and no other acts by or on behalf of the Company will be necessary or required to authorize the execution, delivery and performance by the Company of each Transaction Document and the consummation of the Contemplated Transactions to which it is or, at Closing, will be, a party. This Agreement and the other Transaction Documents to which the Company is a party have been duly and validly executed and delivered by the Company and (assuming the valid execution and delivery thereof by the other parties thereto) will constitute the legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

                  SECTION 2.4 NO CONFLICTS; CONSENTS. The execution, delivery and performance by the Company of each Transaction Document to which it is a party and the consummation of the Contemplated Transactions to which the Company is a party, upon approval of the Shareholders will not: (i) violate any provision of the certificate of incorporation or by-laws of the Company; (ii) require the Company to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on SCHEDULE 2.4 (the "COMPANY REQUIRED CONSENTS"); (iii) violate, conflict with or result in a breach or default under (with or without the giving of notice or the passage of time or both), or permit the suspension or termination of, any material Contract

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(including any Real Property  Lease) to which the Company is a party or by which it or any of its assets is bound or subject, or to the best of Company's knowledge and information result in the creation of any Lien upon any of the Company Shares or upon any of the Assets of the Company; (iv) violate any Order, any Law, of any Governmental Body against, or binding upon, the Company or upon any of their respective assets or the Business; or (v) violate or result in the revocation or suspension of any Permit.

                  SECTION 2.5 CORPORATE EXISTENCE AND POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite powers, authority and all Permits required to own and/or operate its Assets and to carry on the Business as conducted as of the date hereof. The Company is duly qualified to do business and is in good standing in each state of the United States and in each other jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary. The Company has no Subsidiaries and does not directly or indirectly own any equity or other interest or investment in any other person.

                  SECTION 2.6  CHARTER  DOCUMENTS  AND  CORPORATE  RECORDS.  The
Company has heretofore delivered to Buyer true and complete copies of the certificate of incorporation, by-laws and minute books, or comparable instruments, of the Company as in effect on the date hereof. The stock transfer books of the Company have been made available to Buyer for its inspection and are true and complete in all respects in accordance with their tenor.

                  SECTION 2.7 LIABILITIES. The Company has not incurred any Liabilities since its inception.

                  SECTION 2.8 COMPANY RECEIVABLES. The Company does not have any Receivables.

                  SECTION 2.9 LEASED REAL PROPERTY. The Company has no fee interest, purchase options or rights of first refusal in any real property and the Company has no leasehold or other interest in any real property.

                  SECTION 2.10 PERSONAL PROPERTY; ASSETS. The Company has good and valid title to (or valid leasehold interest in) all of its personal property and Assets, free and clear of all Liens.

                  SECTION 2.11 CONTRACTS. The Company is not bound by any Contracts.

                  SECTION 2.12 CLAIMS AND PROCEEDINGS. There are no outstanding Orders of any Governmental Body against or involving the Company, its Assets, the Business, the Company Shares. There are no actions, suits, claims or counterclaims, examinations, audits or legal, administrative, governmental or arbitral proceedings or investigations (collectively, "CLAIMS") (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance),

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pending  or,  to the best of the  Company's  knowledge,  threatened  on the date hereof, against or involving the Company, its Assets, the Business or the Company Shares.

                  SECTION 2.13 TAXES. The Company has timely filed or, if not yet due but due before Closing, will timely file all Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing and all such Tax Returns are or, if not yet filed, will be, upon filing, true, correct and complete in all material respects. The Company is not liable for any Tax.

                  SECTION 2.14 COMPLIANCE WITH LAWS. The Company is not in violation of any order, judgment, injunction, award, citation, decree, consent decree or writ (collectively, "ORDERS") and to the best of the Company's knowledge, belief and information, any Laws of any Governmental Bodies affecting the Company, the Company Shares or the Business.

                  SECTION 2.15 DISCLOSURE. Neither this Agreement, the Schedules hereto, nor any reviewed or unaudited financial statements, documents or certificates furnished or to be furnished to Buyer by or on behalf of the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no events, transactions or other facts, which, either individually or in the aggregate, may give rise to circumstances or conditions which would have a material adverse effect on the general affairs or Condition of the Business.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF BUYER AND PARENT

                  Buyer and Parent jointly and severally represent, warrant and covenant to the Company as follows and acknowledge that the Company is relying upon such representations and warranties in connection with the Contemplated
Transactions:

                  SECTION 3.1 AUTHORITY RELATIVE TO THIS AGREEMENT. Buyer and Parent have full power and authority to execute and deliver each Transaction Document to which they are or, at Closing, will be, a party and to consummate the Contemplated Transactions. Following the approval of the shareholders of the Parent with respect to the Contemplated Transactions, the execution, delivery and performance by Buyer and Parent of each Transaction Document and the consummation of the Contemplated Transactions to which they are or, at Closing, will be, a party have been duly and validly authorized and approved by Buyer and Parent and no other acts by or on behalf of Buyer or Parent are necessary or required to authorize the execution, delivery and performance by Buyer and Parent of each Transaction Document and the consummation of the Contemplated Transactions to which they are or, at Closing, will be a party. This Agreement and the other Transaction Documents to which Buyer and Parent are a party have been, duly and validly executed and delivered by Buyer and Parent and (assuming the valid execution and delivery thereof by the other parties thereto) constitutes, or will, at the Closing, constitute, as the case may be, the legal, valid and binding agreements of Buyer and Parent enforceable against

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each  of  them  in  accordance  with  their  respective  terms,  except  as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

                  SECTION 3.2 NO CONFLICTS; CONSENTS. The execution, delivery and performance by Buyer and Parent of each Transaction Document to which they are a party and the consummation of the Contemplated Transactions to which Buyer and Parent are a party does not and will not: (i) violate any provision of the certificate of incorporation or by-laws of Buyer or Parent, as the case may be;
(ii) require Buyer or Parent to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on SCHEDULE 3.2 (the "BUYER REQUIRED CONSENTS"); (iii) except as set forth in Schedule 3.2, violate, conflict with or result in the breach or default under (with or without the giving of notice or the passage of time), or permit the suspension or termination of, any material Contract to which Buyer or Parent are a party or any of them or any of their assets is bound or subject or result in the creation or any Lien upon any of Parent Common Stock or upon any Assets of Buyer or Parent; or (iv) violate any Order or, to Buyer's knowledge, any Law of any Governmental Body against, or binding upon, Buyer or Parent, or upon any of their respective assets or businesses.

                  SECTION 3.3 CORPORATE EXISTENCE AND POWER OF BUYER. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  SECTION 3.4 CORPORATE EXISTENCE AND POWER OF PARENT. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  SECTION 3.5 THE PARENT COMMON STOCK. The Parent Common Stock has been duly authorized by Parent and, when issued to Shareholders pursuant to this Agreement, will be duly issued, fully paid and non-assessable shares of Parent Common Stock. The Parent Common Stock, when issued pursuant hereto: (i) will not be issued in violation of or subject to any preemptive rights, rights of first refusal or, other than as set forth in this Agreement, contractual restrictions of any kind; and (ii) will vest in Shareholders, respectively, good title to Parent Common Stock free and clear of all Liens.

                  SECTION 3.6 FINANCIAL STATEMENTS. The audited consolidated financial statements and unaudited consolidated interim financial statements of Parent that are set forth on SCHEDULE 3.8 (the "FINANCIAL STATEMENTS"); were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise indicated in the notes to them) and fairly present the consolidated financial position, results of operations, and cash flows from operating, investing, and financing activities of Parent as of the dates and for the periods

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indicated,  except that the unaudited  consolidated interim financial statements in the Financial Statements are subject to normal year-end adjustments and omit or condense certain footnotes and other information normally included in
financial   statements  prepared  in  accordance  with  GAAP.  The  consolidated financial statements of Parent that are included or incorporated in any subsequent report or statement that Parent mails to its shareholders generally during the period after the date of this Agreement and before the Closing Date will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise indicated in them, the notes to them, or any related report of Parent's independent accountants) and will fairly present the financial information that they purport to present, except that the unaudited, consolidated interim financial statements will be subject to normal year-end adjustments and will omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with GAAP.

                  SECTION 3.7 CAPITALIZATION. The authorized capital stock of Parent consists of 250,000,000 shares of common stock $0.0001 par value. Parent has [_____]shares of common stock issued and outstanding and at the Closing, Parent will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of Parent or any convertible or exchangeable securities and, other than Buyer pursuant to this Agreement, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of Parent. There are, and at Closing there will be, no outstanding obligations of Parent to repurchase, redeem or otherwise acquire any securities of Parent. All of Parent Common Stock is, and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind.

                  SECTION 3.8 CHARTER DOCUMENTS AND CORPORATE RECORDS. Each of Parent and Buyer has heretofore delivered to the Company true and complete copies of the certificate of incorporation, by-laws and minute books, or comparable instruments, of Parent and Buyer as in effect on the date hereof. The stock transfer books of Parent and Buyer have been made available to the Company for its inspection and are true and complete in all respects.

                                   ARTICLE IV

                            COVENANTS AND AGREEMENTS

                  The Company covenants to Buyer and Buyer and Parent, jointly and severally, covenant to the Company that:

                  SECTION 4.1 FILINGS AND AUTHORIZATIONS. The parties hereto shall cooperate and use their respective best efforts to make, or cause to be made, all registrations, filings, applications and submissions, to give all notices and to obtain all governmental or other third party consents, transfers, approvals, Orders and waivers necessary or desirable for the consummation of the Contemplated Transactions in accordance with the terms of this Agreement and shall furnish copies thereof to each other party prior to such filing and shall not make any such registration, filing, application or submission to which Buyer or the Company, as the case

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may be, reasonably objects in writing. All such filings shall comply in form and content in all material respects with applicable Law. The parties hereto also agree to furnish each other with copies of such filings and any correspondence received from any Governmental Body in connection therewith.

                  SECTION 4.2 CONFIDENTIALITY. Each party hereto shall hold in strict confidence, and shall use its best efforts to cause all of its officers, employees, agents and professional counsel and accountants, (collectively, "REPRESENTATIVES") to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or by other requirements of Law, all information concerning any other party which it has obtained from such party prior to, on, or after the date hereof in connection with the Contemplated Transactions, and each party shall not use or disclose to others, or permit the use of or disclosure of, any such information so obtained, and will not release or disclose such information to any other person, except its Representatives who need to know such information in connection with this Agreement and who shall be advised of the provisions of this Section 4.2. The foregoing provision shall not apply to any such information to the extent; (i) known by any party prior to the date such information was provided to such party in connection with the Contemplated Transactions; (ii) made known to such party from a third party not in breach of any confidentiality requirement; or (iii) made public through no fault of such party or any of its Representatives.

                  SECTION 4.3 EXPENSES. Buyer, Parent and the Company (for itself and on behalf of each Shareholder) shall bear their respective expenses, in each case, incurred in connection with the preparation, execution and performance of the Transaction Documents and the Contemplated Transactions, including, without limitation, all fees and expenses of their respective Representatives, and the Company shall bear all the fees and expenses of any Company's Representatives.

                  SECTION 4.4 TAX MATTERS. The Company and Buyer shall reasonably cooperate, and shall cause their respective Representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with the preparation and filing of Tax Returns, the payment of Taxes and the resolution of Tax Audits and Tax Deficiencies with respect to all taxable periods. Refunds or credits of Taxes that were paid by the Company with respect to any periods shall be for the account of the Company.

                  SECTION 4.5 FURTHER ASSURANCES. At any time and from time to time after the date of Closing, upon the reasonable request of any party hereto, the other party(ies), shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, all such further documents, instruments or assurances, as may be necessary, desirable or proper to carry out the intent and accomplish the purposes of this Agreement.

                  SECTION 4.6 RESTRICTED SECURITIES. The parties acknowledge and agree that the Company Shares and Parent Common Stock being issued or transferred pursuant to the Contemplated Transactions are being issued or transferred pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT") and constitute "restricted securities" within the meaning of the Securities Act. Such securities may not be transferred absent compliance with the provisions of the Securities Act, other than applicable Laws, and all stock certificates evidencing such securities shall bear a legend to such effect and to the effect that such shares are subject to the terms and provisions of this Agreement.

                                   ARTICLE V

                              CONDITIONS TO CLOSING

                  SECTION 5.1 CONDITIONS TO THE OBLIGATIONS OF THE PARTIES. The obligations of the Parties to consummate the Contemplated Transactions are subject to the satisfaction of the following conditions:

                  (a) NO INJUNCTION. No provision of any applicable Law and no Order shall prohibit the consummation of the Contemplated Transactions.

                  (b) NO PROCEEDINGS OR LITIGATION. No Claim instituted by any person (other than Buyer, the Company, Shareholders or their respective Affiliates) shall have been commenced or pending against any Shareholder, the Company, Buyer or any of their respective Affiliates, officers or directors, which Claim seeks to restrain, prevent, change or delay in any respect the Contemplated Transactions or seeks to challenge any of the terms or provisions of this Agreement or seeks damages in connection with any of such transactions.

                  SECTION 5.2 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company hereunder to consummate the Contemplated Transactions are subject, at the option of the Company, to the fulfillment prior to or at the Closing of each of the following further conditions:

                  (a) PERFORMANCE. Buyer and Parent shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

                  (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer and Parent contained in this Agreement and in any certificate or other writing delivered by Buyer and Parent pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

                  (c) NO MATERIAL ADVERSE CHANGE. From the date hereof through the Closing, there shall not have occurred any event or condition that has had or could have a material adverse effect on Parent.

                  (d) DOCUMENTATION. There shall have been delivered to the Company the following:

                  (i) A certificate, dated the Closing Date, of the Chairman of the Board, the President or Chief Financial Officer of Buyer confirming the matters set forth in Section 5.2(a) (b) and (c) hereof;

                  (ii) Parent Common Stock certificates, registered in the name of each Shareholder as set forth on SCHEDULE 1 attached hereto, (with the appropriate restrictive legends), evidencing satisfaction of the Purchase Price in accordance with Section 1.8; and

                  (iii)             New York Certificate of Merger.

                  SECTION 5.3 CONDITIONS TO THE OBLIGATIONS OF BUYER AND PARENT. All obligations of Buyer and/or Parent to consummate the Contemplated Transactions hereunder are subject, at the option of Buyer and/or Parent, to the fulfillment prior to or at the Closing of each of the following further conditions:

                  (a) PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date.

                  (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company, contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

                  (c) NO MATERIAL ADVERSE CHANGE. From the date hereof through the Closing, there shall not have occurred any event or condition that has had or could have a material adverse effect on the Company.

                  (d) DOCUMENTATION. There shall have been delivered to Buyer the following:

                  (i) A certificate, dated the Closing Date, of the Chairman of the Board, the President or Chief Financial Officer of the Company confirming the matters set forth in Section 5.2(a) (b) and (c) hereof;

                  (ii) A certificate, dated the Closing Date, of the Secretary of the Company certifying, among other things, that attached or appended to such certificate: (i) is a true and correct copy of the Company's certificate of incorporation and all amendments thereto, if any, as of the date thereof certified by the Secretary of State of Nevada; and (ii) is a true and correct copy of the Company's by-laws as of the date thereof;

                  (iii) Evidence of the good standing and corporate existence of the Company issued by the Secretary of State of Nevada and evidence that the Company is qualified to transact business as a foreign corporation and is in good standing in each state of the United States and in each other jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary;

                  (iv)              Nevada Certificate of Merger; and

                  (v) Company Share certificates representing the number of Company Shares duly endorsed in blank or accompanied by stock powers duly endorsed in blank and in suitable form for transfer to Buyer by delivery.

                                   ARTICLE VI

                                 INDEMNIFICATION

                  SECTION  6.1  SURVIVAL  OF  REPRESENTATIONS,   WARRANTIES  AND
COVENANTS.   (a)  Notwithstanding  any  right  of  Buyer  and  Parent  fully  to investigate  the affairs of the Company and the rights of the  Shareholders  and the Company to fully investigate the affairs of Buyer and Parent, and notwithstanding any knowledge of facts determined or determinable by Buyer, Parent, the Company, pursuant to such investigation or right of investigation, Buyer, Parent, the Company, and the Shareholders have the right to rely fully upon the representations, warranties, covenants and agreements of the Company and Shareholders, and Buyer and Parent respectively, contained in this Agreement, or listed or disclosed on any Schedule hereto or in any instrument delivered in connection with or pursuant to any of the foregoing. All such representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement and the Closing hereunder. Notwithstanding the foregoing, all representations and warranties of the Company, the Shareholders, and Buyer and Parent respectively, contained in this Agreement, on any Schedule hereto or in any instrument delivered in connection with or pursuant to this Agreement shall terminate and expire twenty four (24) months after the date of Closing; PROVIDED, HOWEVER, that the liability of Shareholders shall not terminate as to any specific claim or claims of the type referred to in Section 6.2 hereof, whether or not fixed as to Liability or liquidated as to amount, with respect to which Shareholders have been given specific notice on or prior to the date on which such Liabilities would otherwise terminate pursuant to the terms of this Section 6.1(a), or which arise or result from or are related to a Claim for fraud. For purposes of this Article VI, "fraud" means any untrue statement of a material fact known by the maker to be false when made or the intentional or knowing omission of a material fact required to be stated or necessary to make the applicable statement in question not misleading.

                  (b) All representations and warranties of Buyer and Parent shall terminate and expire twelve (12) months after the date of Closing; PROVIDED, HOWEVER, that the liability of Buyer and Parent shall not terminate as to any specific claim or claims of the type referred to in Section 6.3 hereof, whether or not fixed as to Liability or liquidated as to amount, with respect to which Buyer and/or Parent has been given specific notice on or prior to the date on which such

Liability would otherwise terminate pursuant to the terms of this Section 6.1(b), or which arise or result from or are related to a Claim for fraud.

                  SECTION 6.2 OBLIGATION OF SHAREHOLDERS TO INDEMNIFY. Shareholders agree to indemnify, defend and hold harmless Buyer and Parent (and their respective directors, officers, employees, Affiliates, successors and assigns) from and against all Claims, losses, Liabilities, Regulatory Actions, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including Taxes, interest, penalties and reasonable attorneys' fees and fees of other experts and disbursements and expenses incurred in enforcing this indemnification) (collectively, the "LOSSES") suffered or incurred by Buyer and/or Parent, the Company, or any of the foregoing persons arising out of any breach of the representations and warranties of the Company or Shareholders contained in this Agreement, or of the covenants and agreements of Buyer or Parent contained in this Agreement or in the Schedules or any other Transaction Document.

                  SECTION 6.3 OBLIGATION OF BUYER AND PARENT TO INDEMNIFY. Buyer and Parent, jointly and severally agree to indemnify, defend and hold harmless the Company (and any heirs, successor or assignee thereof) from and against any Losses suffered or incurred by the Company or any of the foregoing persons arising out of any breach of the representations and warranties of Buyer or Parent, or of the covenants and agreements of Buyer or Parent contained in this Agreement or in the Schedules or any other Transaction Document.

                  SECTION 6.4 NOTICE AND OPPORTUNITY TO DEFEND THIRD PARTY CLAIMS. (a) Within ten (10) days following receipt by any party hereto (the "INDEMNITEE") of notice of any demand, claim, circumstance or Tax Audit which would or might give rise to a claim, or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in a Loss (an "ASSERTED LIABILITY"), the Indemnitee shall give notice thereof (the "CLAIMS NOTICE") to the party or parties obligated to provide indemnification pursuant to Sections 6.2, or 6.3 (collectively, the "INDEMNIFYING PARTY"). The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary, and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

                  (b) The Indemnifying Party may elect to defend, at its own expense and with its own counsel, any Asserted Liability unless: (i) the Asserted Liability includes a Claim seeking an Order for injunction or other equitable or declaratory relief against the Indemnitee, in which case the Indemnitee may at its own cost and expense and at its option defend the portion of the Asserted Liability seeking equitable or declaratory relief against the Indemnitee, or (ii) the Indemnitee shall have reasonably, and in good faith, after consultation with the Indemnifying Party, concluded that: (x) there is a conflict of interest between the Indemnitee and the Indemnifying Party which could prevent or negatively influence the Indemnifying Party from impartially or adequately conducting such defense; or (y) the Indemnitee shall have one or more defenses not available to the Indemnifying Party but only to the extent such defense cannot legally be asserted by the Indemnifying Party on behalf of the Indemnitee. If the Indemnifying Party elects to defend such Asserted Liability, it shall within ten (10) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the

Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the defense of such Asserted Liability. If the Indemnifying Party elects not to defend the Asserted Liability, is not permitted to defend the Asserted Liability by reason of the first sentence of this Section 6.4(b), fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement with respect to such Asserted Liability, the Indemnitee may pay, compromise or defend such Asserted Liability at the sole cost and expense of the Indemnifying Party. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the reasonable written objection of the other, provided that the Indemnitee may settle or compromise any claim as to which the Indemnifying Party has failed to notify the Indemnitee of its election under this Section 6.4(b) or as to which the Indemnifying Party is contesting its indemnification obligations hereunder. If the Indemnifying Party desires to accept a reasonable, final and complete settlement of an Asserted Liability so that such Indemnitee's Loss is paid in full and the Indemnitee refuses to consent to such settlement, then the Indemnifying Party's liability to the Indemnitee shall be limited to the amount offered in the settlement. The Indemnifying Party will exercise good faith in accepting any reasonable, final and complete settlement of an Asserted Liability. In the event the Indemnifying Party elects to defend any Asserted Liability, the Indemnitee may participate, at its own expense, in the defense of such Asserted Liability. In the event the Indemnifying Party is not permitted by the Indemnitee to defend the Asserted Liability, it may nevertheless participate at its own expense in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. Any Losses of any Indemnitee for which an Indemnifying Party is liable for indemnification hereunder shall be paid upon written demand therefor.

                  SECTION 6.5 LIMITS ON INDEMNIFICATION. (a) Notwithstanding the foregoing or the limitations set forth in Section 6.5(b) below, in the event such Losses arise out of any fraud related matter on the part of any Indemnifying Party, then such Indemnifying Party shall be obligated to indemnify the Indemnitee in respect of all such Losses. Buyer, Parent and the Company agree that the Company's obligation to indemnify under this Article VI shall not survive the Closing and the Company shall have no further liability to Buyer after the Closing but that such obligations to indemnify shall be the sole obligation of the Shareholders.

                  (b) The Company and the Shareholders shall not be liable to indemnify Buyer pursuant to Section 6.2 above and Buyer and Parent shall not be liable to indemnify the Company and the Shareholders pursuant to Section 6.3 above: (i) unless a Claims Notice describing the loss is delivered to the Indemnifying Party within 12 months after the Closing (except for Losses arising out of an Indemnifying Party); and; (ii) with respect to special, consequential or punitive damages; or (iii) in respect of any individual Loss of less than $10,000.

                  (c) Buyer's and Parent's sole remedy for indemnification from Shareholders pursuant to Section 6.2 above shall be cancellation or retirement of the Parent Common Stock.

                  SECTION 6.6 EXCLUSIVE REMEDY. The parties agree that the indemnification provisions of this Article VI shall constitute the sole or exclusive remedy of any party in seeking damages or other monetary relief with respect to this Agreement and the Contemplated Transactions, provided that, nothing herein shall be construed to limit the right of any party to seek: (i) injunctive relief for a breach of this Agreement; or (ii) legal or equitable relief for a Claim for fraud.

                                  ARTICLE VII

                        SPECIFIC PERFORMANCE; TERMINATION

                  SECTION 7.1 SPECIFIC PERFORMANCE. The Company, Parent, and Buyer acknowledges and agrees that, if any of the Company, Parent, or Buyer fails to proceed with the Closing in any circumstance other than those described in clauses (a), (b), (c) or (d) of Section 7.2 below, the others will not have adequate remedies at law with respect to such breach. In such event, and in addition to each party's right to terminate this Agreement, each party shall be entitled, without the necessity or obligation of posting a bond or other security, to seek injunctive relief, by commencing a suit in equity to obtain specific performance of the obligations under this Agreement or to sue for damages, in each case, without first terminating this Agreement. The Company, Parent or Buyer specifically affirms the appropriateness of such injunctive, other equitable relief or damages in any such action.

                  SECTION 7.2 TERMINATION. This Agreement may be terminated and the Contemplated Transactions may be abandoned at any time prior to the Closing:

                  (a)      By mutual written consent of the Company and Buyer;

                  (b) By the Company if: (i) there has been a misrepresentation or breach of warranty on the part of Buyer or Parent in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from the Company; (ii) Buyer or Parent has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from the Company; or (iii) any condition to the Company's obligations under Section 5.2 becomes incapable of fulfillment through no fault of the Company and is not waived by the Company;

                  (c) By Buyer, if: (i) there has been a misrepresentation or breach of warranty on the part of the Company in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from Buyer; (ii) the Company has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from Buyer; or (iii) any condition to Buyer's obligations under Section
5.3 becomes incapable of fulfillment through no fault of Buyer and is not waived by Buyer; and

                  (d)      By the Company or by Buyer,  if any  condition  under
Section 5.1 becomes incapable of fulfillment through no fault of the party seeking termination and is not waived by the party seeking termination.

                  SECTION 7.3 EFFECT OF TERMINATION; RIGHT TO PROCEED. Subject to the provisions of Section 7.1 hereof, in the event that this Agreement shall be terminated pursuant to Section 7.2, all further obligations of the parties under this Agreement shall terminate without further liability of any party hereunder except that: (i) the agreements contained in Section 4.2 shall survive the termination hereof; and (ii) termination shall not preclude any party from seeking relief against any other party for breach of Section 4.2. In the event that a condition precedent to its obligation is not met, nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the Contemplated Transactions.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.1 NOTICES. (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, or mailed (by registered or certified mail, postage prepaid return receipt requested) as follows:

                  If to Buyer or Parent, one copy to:
                  Sonoma College, Inc.
                  Pier 92 Office 711
                  12th Avenue
                  New York, New York 10019
                  Attn: Mr. Charles D. Newman, President


                  If to the Company, one copy to:
                  MW Asia, Inc.
                  c/o Pier 92 Office 711
                  12th Avenue
                  New York, New York 10019
                  Attn: Mr. Charles D. Newman, President

                  (b) Each such notice or other communication shall be effective when delivered at the address specified in Section 8.1(a). Any party by notice given in accordance with this Section 8.1 to the other parties may designate another address or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

                  SECTION 8.2 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits hereto) and the collateral agreements executed in connection with the consummation of the Contemplated Transactions contain the entire agreement among the parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.

                  SECTION 8.3 WAIVERS AND AMENDMENTS; NON-CONTRACTUAL REMEDIES; PRESERVATION OF REMEDIES. This Agreement may be amended, superseded, cancelled, renewed or extended only by a written instrument signed by the Company, Parent and Buyer. The provisions hereof may be waived in writing by the Company Parent or Buyer, as the case may be. Any such waiver shall be effective only to the extent specifically set forth in such writing. No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

                  SECTION 8.4 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State without regard to the conflict of laws rules thereof.

                  SECTION 8.5 CONSENT TO JURISDICTION. Each of the parties hereto irrevocably and voluntarily submits to personal jurisdiction in the State of New York and in the Federal courts in such state in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. If for any reason the Federal courts in such state will not entertain such action or proceeding, then the parties hereto irrevocably and voluntarily submit to personal jurisdiction in the state courts located in the State of New York in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of any action or proceeding may be heard and determined in any such court. Each of the parties further consents and agrees that such party may be served with process in the same manner as a notice may be given under Section 8.1. The parties hereto agree that any action or proceeding instituted by any of them against any other party with respect to this Agreement will be instituted exclusively in the United States District Court for the District of New York, or alternatively, in the State courts located therein. The Company, Buyer and Parent irrevocably and unconditionally waive and agree not to plead, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue or the convenience of the forum of any action or proceeding with respect to this Agreement in any such courts.

                  SECTION 8.6 BINDING EFFECT; NO ASSIGNMENT. This Agreement and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. This Agreement may not be assigned (including by operation of Law) by any party hereto without the express written consent of Buyer (in the case of assignment by the Company) or the Company (in the case of assignment by Buyer or Parent) and any purported assignment, unless so consented to, shall be void and without effect.

                  SECTION 8.7 EXHIBITS. All Exhibits and Schedules attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

                  SECTION 8.8 SEVERABILITY. If any provision of this Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, this
Agreement shall be amended so as to enforce the illegal, invalid or unenforceable provision to the maximum extent permitted by applicable law, and the parties shall cooperate in good faith to further modify this Agreement so as to preserve to the maximum extent possible the intended benefits to be received by the parties.

                  SECTION 8.9 COUNTERPARTS. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  SECTION 8.10 THIRD PARTIES. Except as specifically set forth or referred to herein, nothing herein express or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted heirs, successors, assigns and legal representatives, any rights or remedies under or by reason of this Agreement or the Contemplated Transactions.

                                   ARTICLE IX

                                   DEFINITIONS

                  SECTION 9.1 DEFINITIONS. The following terms, as used herein, have the following meanings:

                  "AFFILIATE" of any person means any other person directly or indirectly through one or more intermediary persons, controlling, controlled by or under common control with such person.

                  "AGREEMENT" or "THIS AGREEMENT" shall mean, and the words "HEREIN", "HEREOF" and "HEREUNDER" and words of similar import shall refer to, this agreement as it from time to time may be amended.

                  "ASSETS" shall mean all cash, instruments, properties, rights, interests and assets of every kind, real, personal or mixed, tangible and intangible, used or usable in the Business.

                  The term "AUDIT" or "AUDITED" when used in regard to financial statements shall mean an examination of the financial statements by a firm of independent certified public

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

accountants in accordance with generally accepted auditing standards for the purpose of expressing an opinion thereon.

                  "BUSINESS" shall mean the ownership and operation of the business of the Company.

                  "CONDITION   OF  THE   BUSINESS"   shall  mean  the  financial
condition, prospects or the results of operations of the Business, the Assets or the Company.

                  "CONTRACT" shall mean any contract, agreement, indenture, note, bond, lease, conditional sale contract, mortgage, license, franchise, instrument, commitment or other binding arrangement, whether written or oral.

                  The term "CONTROL", with respect to any person, shall mean the power to direct the management and policies of such person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other persons by or through stock ownership, agency or otherwise; and the terms "CONTROLLING" and "CONTROLLED" shall have meanings correlative to the foregoing.

                  "GAAP" shall mean generally accepted accounting principles in effect on the date hereof (or, in the case of any opinion rendered in connection with an audit, as of the date of the opinion) as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States.

                  "GOVERNMENTAL BODIES" shall mean any government, municipality or political subdivision thereof, whether federal, state, local or foreign, or any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or any court, arbitrator, administrative tribunal or public utility.

                  "KNOWLEDGE" with respect to: (a) any individual shall mean actual knowledge of such individual; and (b) any corporation shall mean the actual knowledge of the directors and executive officers of such corporation; and "KNOWS" has a correlative meaning. The terms "any Shareholder's knowledge," and "Shareholder's knowledge," including any correlative meanings, shall mean the knowledge of any Shareholder.

                  "LAWS" shall mean any law, statute, code, ordinance, rule, regulation or other requirement of any Governmental Bodies.

                  "LIABILITY"  shall mean any direct or  indirect  indebtedness, liability, assessment, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, actual or potential, contingent or otherwise (including any liability under any guaranties, letters of credit, performance credits or with respect to insurance loss accruals).

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

                  "LIEN" shall mean any mortgage, lien (including mechanics, warehousemen, laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment, title defect, covenant, restriction, easement or encumbrance of any kind.

                  "PERSON" shall mean an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity, including a government or political subdivision or an agency or instrumentality thereof.

                  "RECEIVABLES"  shall  mean as of any date any  trade  accounts
receivable,   notes  receivable,   sales   representative   advances  and  other
miscellaneous receivables of the Company.

                  "SUBSIDIARY" shall mean any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly through one or more intermediaries, or both, by any other entity.

                  "TAX" (including, with correlative meaning, the terms "TAXES" and "TAXABLE") shall mean: (i)(A) any net income, gross income, gross receipts, sales, use, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, rent, recording, occupation, premium, real or personal property, intangibles, environmental or windfall profits tax, alternative or add-on minimum tax, customs duty or other tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever (including but not limited to taxes assessed to real property and water and sewer rents relating thereto), together with; (B) any interest and any penalty, addition to tax or additional amount imposed by any Governmental Body (domestic or foreign) (a "TAX AUTHORITY") responsible for the imposition of any such tax and interest on such penalties, additions to tax, fines or additional amounts, in each case, with respect to any party hereto, the Business or the Assets (or the transfer thereof); (ii) any liability for the payment of any amount of the type described in the immediately preceding clause (i) as a result of a party hereto being a member of an affiliated or combined group with any other person at any time on or prior to the date of Closing; and (iii) any liability of a party hereto for the payment of any amounts of the type described in the immediately preceding clause (i) as a result of a contractual obligation to indemnify any other person.

                  "TAX RETURN" shall mean any return or report (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to any Tax Authority.

                  "TRANSACTION DOCUMENTS" shall mean, collectively, this Agreement, and each of the other agreements and instruments to be executed and delivered by all or some of the parties hereto in connection with the consummation of the transactions contemplated hereby.

                  SECTION 9.2 INTERPRETATION. Unless the context otherwise requires, the terms defined in this Agreement shall be applicable to both the singular and plural forms of any of the terms defined herein. All accounting terms defined in this Agreement, and those accounting terms used in this Agreement except as otherwise expressly provided herein, shall have the meanings customarily given thereto in accordance with GAAP as of the date of the item in

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

question. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the neuter gender herein shall be deemed to include the masculine and feminine genders wherever necessary or appropriate, the use of the masculine gender shall be deemed to include the neuter and feminine genders and the use of the feminine gender shall be deemed to include the neuter and masculine genders wherever necessary or appropriate. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

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


                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement and Plan of Merger as of the date set forth above.

                                     BUYER:
                                     SONOMA COLLEGE ACQUISITION, INC.

                                     By: /s/
                                         -----------------
                                         Charles D. Newman
                                         President

                                     PARENT:
                                     SONOMA COLLEGE, INC.

                                     By: /s/
                                         -----------------
                                         Charles D. Newman
                                         President

                                     THE COMPANY:
                                     MW ASIA, INC

                                     By: /s/
                                         -----------------
                                         Charles D. Newman
                                         Chief Executive Officer



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